TENTH AMENDMENT TO
      AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT


          This Tenth Amendment to Amended and Restated Pooling and Servicing Agreement, made as of August 3, 1998 (this "Amendment"), is among Prime Receivables Corporation (the "Transferor"), FDS National Bank (successor servicer to Federated Departments Stores, Inc.), as servicer (in such capacity, the "Servicer"), and The Chase Manhattan Bank (successor to Chemical
Bank), as trustee (in such capacity, the "Trustee"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Pooling and Servicing Agreement (as defined below).

                    PRELIMINARY STATEMENTS:

          1. The Purchaser, the Servicer and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 (as amended, restated, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement").

          2. The Transferor, the Servicer and the Trustee desire to amend the Pooling and Servicing Agreement more accurately to reflect the calculation of finance changes thereunder.

          3.   Section 13.01 of the Pooling and Servicing
Agreement permits the amendment of the Pooling and Servicing
Agreement subject to certain conditions.

                           AGREEMENT:

          The Transferor, the Servicer and the Trustee agree to the following terms and conditions:

          1.   Amendment. On the date of this Amendment,
Section 1.01 of the Pooling and Servicing Agreement is amended as follows:

     (a)  The definition of "Default Amount" set forth in such
Section 1.01 is amended and restated in its entirety as follows:

               "Default Amount" shall mean, on any
          Business Day, (x) the aggregate Outstanding
          Balance of Receivables in Accounts that
          became Defaulted Accounts on such Business
          Day that do not constitute finance charges, late fees, or any other fee or charge minus
          (y) the portion of the Ineligible Default
          Amount that does not constitute finance
          charges, late fees, or any other fee or
          charge.

          2.   Conditions Precedent.  (A) Attached to this
Amendment as Exhibit A is an Officer's Certificate of the Servicer stating that the amendment to the Pooling and Servicing
Agreement effected by this Amendment does not adversely effect in any material respect the interests of any of the Certificateholders. Such Officer's Certificate is required to be delivered under Section 13.01 of the Pooling and Servicing
Agreement.

               (B) Attached to this Amendment as Exhibit B is an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement effected by this Amendment will not cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse effect on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner. Such Opinion of Counsel is required to be delivered under
Section 13.01 of the Pooling and Servicing Agreement.

               (C) Attached to this Amendment as Exhibit C are written confirmations from the Rating Agencies to the effect the current rating of any Series or any class of any Series will not be reduced or withdrawn as a result of the amendment to the Pooling and Servicing Agreement effected by Amendment. Such confirmations are required to be delivered under Section 13.01 of the Pooling and Servicing Agreement. The Servicer provided written notice to each Rating Agency of the amount to the Pooling and Servicing Agreement effected by this Amendment at least ten Business Days prior to the date of this Amendment.

          3.   Continuing Agreement.  The Pooling and Servicing
Agreement, as amended by this Amendment, continues in full force and effect among the Transferor, the Servicer and the Trustee.


          Delivered as of the day and year above first written.


                                   PRIME RECEIVABLES CORPORATION


                                   By:/s/  Susan P. Storer
                                      Title:  President


                                   FDS NATIONAL BANK, as Servicer


                                   By:/s/  Susan R. Robinson
                                      Title:  Treasurer


                                   THE CHASE MANHATTAN BANK,
                                   as Trustee


                                   By:/s/ Trust Officer
                                      Title:  Trust Officer


                           EXHIBIT A


                       FDS NATIONAL BANK

                     OFFICER'S CERTIFICATE


          Reference is made to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 (as amended, restated, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), among Prime Receivables Corporation, as transferor, FDS National Bank (successor to Federated Department Stores, Inc.), as servicer (the "Servicer"), and Chase Manhattan Bank (successor to Chemical
Bank), as trustee. Capitalized terms used in this officer's certificate and not otherwise defined have the meanings set forth for such terms in the Pooling and Servicing Agreement.

          The undersigned the duly elected, qualified and acting Treasurer of the Servicer, does hereby certify, pursuant to
Section 13.01 of the Pooling and Servicing Agreement, that the Tenth Amendment to the Pooling and Servicing Agreement does not adversely effect in any material respect the interests of any of the Certificates.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this third day of August, 1998.


                              FDS NATIONAL BANK



                              By:/s/ Susan R. Robinson
                                 Title:  Treasurer



                           EXHIBIT B



                         August 3, 1998



The Chase Manhattan Bank, as Trustee
450 West 33rd Street
New York, NY 10001



     Re:  Prime Receivables, Inc. Amended and Restated Pooling &
          Servicing Agreement dated as of December 15,1992 (as amended, the "Agreement")

Ladies and Gentlemen:

          As General Counsel of Federated Department Stores,
Inc., a Delaware corporation, the ultimate parent of Prime
Receivables Corporation, a Delaware corporation ("Prime"), I have acted as counsel to Prime in connection with the Tenth Amendment to the Agreement and the modification of the definition of "Defaulted Amount" thereunder.

          I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based thereon, I am of the opinion that the Tenth Amendment to the Agreement and the modification of the definition of "Defaulted Amount" as described in such Tenth Amendment will not, in accordance with Section 13.01 of the Agreement, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse effect on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner (capitalized terms used herein and not otherwise defined have the meanings set forth for such terms in this Agreement).

                              Very truly yours,



                              Dennis J. Broderick


                           EXHIBIT C



                         August 3, 1998



Ms. Susan Storer
President
Prime Receivables Corporation
9111 Duke Boulevard
Mason, Ohio  45040



Re:  Tenth Amendment to the Amended and Restated Pooling and
Servicing Agreement:

Dear Ms. Storer:

Standard and Poor's has reviewed the following amendment and has concluded that such an amendment will not result in a reduction or withdrawal of the rating on any class or series of Prime Credit Card Master Trust investor certificates currently rated by Standard and Poor's.

          Tenth Amendment, dated as of August 3, 1998 to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 by and among Prime Receivables Corporation (the Transferor), FDS National Bank (the Servicer), and The Chase Manhattan Bank (the Trustee).

Standard & Poor's affirmation of the ratings contained in this letter only addresses the effect of the proposed changes on the last rating assigned by Standard & Poor's to the securities referenced above. Ratings affirmation does not address the effect of such changes on the rights or interests of the holders of the securities under the documents or whether such changes are permitted by the terms of the documents.

We are pleased to have been of assistance to you in this matter.
If you have any questions, or if we may be of further help, please do not hesitate to contact us.

                         Very truly yours,



                         Joseph F. Sheridan
                         Managing Director



                         August 3, 1998



Chase Manhattan Bank, as Trustee
450 West 33 Street
New York, NY 10001



     Re:  Prime Credit Card Master Trust
          Amendment No. 10 to the Restated Pooling and Servicing
          Agreement dated August 3, 1998

Ladies and Gentlemen:

We have reviewed Amendment No. 10 dated as of August 3, 1998, to the Restated Pooling and Servicing Agreement dated as of December 15, 1992, among Prime Receivables Corporation, FDS National Bank of servicer, and The Chase Manhattan Bank as trustee. Please be advised that Amendment No. 10, will not result in the reduction or withdrawal of our rating of any of the outstanding series issued from Prime Credit Card Master Trust.

Thank you for using our services.

                         Sincerely,



                         Latonia D. Dukes
                         Assistant Vice President
                         Analyst